Rule 424b3
File No. 333141866


EXHIBIT A


AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents
one hundred 100 deposited
Shares


THE BANK OF NEW
YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
OF
ADVFN plc
INCORPORATED UNDER
THE LAWS ENGLAND
AND WALES

Overstamp Effective
September 4, 2014 the
Companys American
Depositary Share Ratio
changed to Each American
Depositary Share
represents four 4
Deposited
Shares.


            The Bank of
New York, as depositary
hereinafter called the
Depositary, hereby
certifies
that , or registered
assigns IS
THE OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited
ordinary shares herein
called
Shares of ADVFN plc,
incorporated under the
laws
England and Wales herein
called the Company.  At
the
date hereof, each
American
Depositary Share
represents
one hundred 100 Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at
the
London office of The Bank
of New York herein called
the Custodian.  The
Depositarys Corporate
Trust
Office is located at a
different
address than its
principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street,
New York, N.Y. 10286, and
its principal executive
office
is located at One Wall
Street,
New York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286



1.  THE
DEPOSIT AGREEMENT.
            This American
Depositary Receipt is one
of
an issue herein called
Receipts, all issued and
to be
issued upon the terms and
conditions set forth in
the
deposit agreement, dated
as
of , 2007 herein called
the
Deposit Agreement, by and
among the Company, the
Depositary, and all
Owners
and holders from time to
time
of American Depositary
Shares issued thereunder,
each of whom by accepting
American Depositary
Shares
agrees to become a party
thereto and become bound
by
all the terms and
conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
holders
and the rights and duties
of
the Depositary in respect
of
the Shares deposited
thereunder and any and
all
other securities,
property and
cash from time to time
received in respect of
such
Shares and held
thereunder
such Shares, securities,
property, and cash are
herein
called Deposited
Securities.
Copies of the Deposit
Agreement are on file at
the
Depositarys Corporate
Trust
Office in New York City
and
at the office of the
Custodian.

            The
statements made on the
face
and reverse of this
Receipt
are summaries of certain
provisions of the Deposit
Agreement and are
qualified
by and subject to the
detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
Capitalized terms defined
in
the Deposit Agreement and
not defined herein shall
have
the meanings set forth in
the
Deposit Agreement.

            2.
SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
            Upon
surrender at the
Corporate
Trust Office of the
Depositary of American
Depositary Shares, and
upon
payment of the fee of the
Depositary provided in
this
Receipt, and subject to
the
terms and conditions of
the
Deposit Agreement, the
Owner of those American
Depositary Shares is
entitled
to delivery, to him or as
instructed, of the amount
of
Deposited Securities at
the
time represented by those
American Depositary
Shares.
Such delivery will be
made at
the option of the Owner
hereof, either at the
office of
the Custodian or at the
Corporate Trust Office of
the
Depositary or at such
other
place as may be
designated
by such Owner, provided
that
the forwarding of
certificates
for Shares or other
Deposited
Securities for such
delivery at
the Corporate Trust
Office of
the Depositary shall be
at the
risk and expense of the
Owner hereof.

            3.
TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.
            Transfers of
American Depositary
Shares
may be registered on the
books of the Depositary
upon
i in the case of
certificated
American Depositary
Shares,
surrender of the Receipt
evidencing those American
Depositary Shares, by the
Owner in person or by a
duly
authorized attorney,
properly
endorsed or accompanied
by
proper instruments of
transfer
or ii in the case of
uncertificated American
Depositary Shares,
receipt
from the Owner of a
proper
instruction including,
for the
avoidance of doubt,
instructions through DRS
and
Profile as provided in
Section
2.11, and, in either
case, duly
stamped as may be
required
by the laws of the State
of
New York and of the
United
States of America and
upon
payment of funds for any
applicable transfer taxes
and
the expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the
Depositary may establish
for
such purpose.  This
Receipt
may be split into other
such
Receipts, or may be
combined with other such
Receipts into one
Receipt,
evidencing the same
aggregate number of
American Depositary
Shares
as the Receipt or
Receipts
surrendered.  The
Depositary,
upon surrender of a
Receipt
for the purpose of
exchanging
for uncertificated
American
Depositary Shares, shall
cancel that Receipt and
send
the Owner a statement
confirming that the Owner
is
the Owner of the same
number of uncertificated
American Depositary
Shares
that the surrendered
Receipt
evidenced.  The
Depositary,
upon receipt of a proper
instruction including,
for the
avoidance of doubt,
instructions through DRS
and
Profile as provided in
Section
2.11 of the Deposit
Agreement from the Owner
of uncertificated
American
Depositary Shares for the
purpose of exchanging for
certificated American
Depositary Shares, shall
execute and deliver to
the
Owner a Receipt
evidencing
the same number of
certificated American
Depositary Shares.  As a
condition precedent to
the
delivery, registration of
transfer, or surrender of
any
American Depositary
Shares
or splitup or combination
of
any Receipt or withdrawal
of
any Deposited Securities,
the
Depositary, the
Custodian, or
Registrar may require
payment from the
depositor
of the Shares or the
presenter
of the Receipt or
instruction
for registration of
transfer or
surrender of American
Depositary Shares not
evidenced by a Receipt of
a
sum sufficient to
reimburse it
for any tax or other
governmental charge and
any
stock transfer or
registration
fee with respect thereto
including any such tax or
charge and fee with
respect to
Shares being deposited or
withdrawn and payment of
any applicable fees as
provided in the Deposit
Agreement, may require a
the
production of proof
satisfactory to it as to
the
identity and genuineness
of
any signature, b
compliance
with any laws or
regulations,
relating to depositary
receipts
in general or to the
withdrawal
or sale of Deposited
Securities, c delivery of
such
certificates as the
Company
may from time to time
specify
in writing to the
Depositary to
assure compliance with
the
Securities Act of 1933
and the
rules and regulations
thereunder and d
compliance
with such reasonable
procedures, if any, as
the
Depositary may establish
consistent with the
provisions
of the Deposit Agreement.

            The delivery
of American Depositary
Shares against deposit of
Shares generally or
against
deposit of particular
Shares
may be suspended, or the
transfer of American
Depositary Shares in
particular instances may
be
refused, or the
registration of
transfer of outstanding
American Depositary
Shares
generally may be
suspended,
during any period when
the
transfer books of the
Depositary are closed, or
if
any such action is deemed
necessary or advisable by
the
Depositary or the Company
at any time or from time
to
time because of any
requirement of law or of
any
government or
governmental
body or commission, or
under any provision of
the
Deposit Agreement, or for
any other reason, subject
to
the provisions of the
following sentence.
Notwithstanding anything
to
the contrary in the
Deposit
Agreement or this
Receipt,
the surrender of
outstanding
American Depositary
Shares
and withdrawal of
Deposited
Securities may not be
suspended subject only to
i
temporary delays caused
by
closing the transfer
books of
the Depositary or the
Company or the Foreign
Registrar, if applicable,
or the
deposit of Shares in
connection with voting at
a
shareholders meeting, or
the
payment of dividends, ii
the
payment of fees, taxes
and
similar charges, and iii
compliance with any U.S.
or
foreign laws or
governmental
regulations relating to
the
American Depositary
Shares
or to the withdrawal of
the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly
accept
for deposit under the
Deposit
Agreement any Shares
which
would be required to be
registered under the
provisions of the
Securities
Act of 1933 for public
offer
and sale in the United
States,
unless a registration
statement is in effect as
to
such Shares for such
offer
and sale.

            4.
LIABILITY OF OWNER
FOR TAXES.
            If any tax or
other governmental charge
shall become payable with
respect to any American
Depositary Shares or any
Deposited Securities
represented by any
American
Depositary Shares, such
tax
or other governmental
charge
shall be payable by the
Owner to the Depositary.
The Depositary may refuse
to
register any transfer of
those
American Depositary
Shares
or any withdrawal of
Deposited Securities
represented by those
American Depositary
Shares
until such payment is
made,
and may withhold any
dividends or other
distributions, or may
sell for
the account of the Owner
any
part or all of the
Deposited
Securities represented by
those American Depositary
Shares, and may apply
such
dividends or other
distributions or the
proceeds
of any such sale in
payment
of such tax or other
governmental charge and
the
Owner shall remain liable
for
any deficiency.

            5.
WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under
the
Deposit Agreement shall
be
deemed thereby to
represent
and warrant, that such
Shares
and proper evidence of
title
therefor, if applicable,
are
validly issued, fully
paid,
nonassessable and free of
any
preemptive rights of the
holders of outstanding
Shares
and that the person
making
such deposit is duly
authorized so to do.
Every
such person shall also be
deemed to represent that
the
deposit of such Shares
and
the sale of American
Depositary Shares
representing such Shares
by
that person are not
restricted
under the Securities Act
of
1933.  Such
representations
and warranties shall
survive
the deposit of Shares and
delivery of American
Depositary Shares.

            6.  FILING
PROOFS, CERTIFICATES,
AND OTHER
INFORMATION.
            Any person
presenting Shares for
deposit
or any Owner or holder
may
be required from time to
time
to file with the
Depositary or
the Custodian such proof
of
citizenship or residence,
exchange control
approval, or
such information relating
to
the registration on the
books
of the Company or the
Foreign Registrar, if
applicable, to execute
such
certificates and to make
such
representations and
warranties, as the
Depositary
may deem necessary or
proper or as the Company
may reasonably instruct
in
writing the Depositary to
require.  The Depositary
may,
and at the reasonable
written
request of the Company
shall,
withhold the delivery or
registration of transfer
of any
American Depositary
Shares
or the distribution of
any
dividend or sale or
distribution of rights or
of the
proceeds thereof or the
delivery of any Deposited
Securities until such
proof or
other information is
filed or
such certificates are
executed
or such representations
and
warranties made.  No
Share
shall be accepted for
deposit
unless accompanied by
evidence satisfactory to
the
Depositary that any
necessary
approval has been granted
by
any governmental body in
the
United Kingdom, which is
then performing the
function
of the regulation of
currency
exchange.  Each Owner and
Holder agrees to provide
any
information requested by
the
Company or the Depositary
pursuant to this Article
6.

            7.  CHARGES
OF DEPOSITARY.
            The following
charges shall be incurred
by
any party depositing or
withdrawing Shares or by
any
party surrendering
American
Depositary Shares or to
whom American Depositary
Shares are issued
including,
without limitation,
issuance
pursuant to a stock
dividend
or stock split declared
by the
Company or an exchange of
stock regarding the
American
Depositary Shares or
Deposited Securities or a
delivery of American
Depositary Shares
pursuant
to Section 4.03 of the
Deposit
Agreement, or by Owners,
as
applicable  1 taxes and
other
governmental charges, 2
such
registration fees as may
from
time to time be in effect
for
the registration of
transfers of
Shares generally on the
Share
register of the Company
or
Foreign Registrar and
applicable to transfers
of
Shares to or from the
name of
the Depositary or its
nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
under the terms of the
Deposit Agreement, 3 such
cable, telex and
facsimile
transmission expenses as
are
expressly provided in the
Deposit Agreement, 4 such
expenses as are incurred
by
the Depositary in the
conversion of foreign
currency pursuant to
Section
4.05 of the Deposit
Agreement, 5 a fee of
5.00 or
less per 100 American
Depositary Shares or
portion
thereof for the delivery
of
American Depositary
Shares
pursuant to Section 2.03,
4.03
or 4.04 of the Deposit
Agreement and the
surrender
of American Depositary
Shares pursuant to
Section
2.05 or 6.02 of the
Deposit
Agreement, 6 a fee of .02
or
less per American
Depositary
Share or portion thereof
for
any cash distribution
made
pursuant to the Deposit
Agreement, including, but
not limited to Sections
4.01
through 4.04 of the
Deposit
Agreement, 7 a fee for
the
distribution of
securities
pursuant to Section 4.02
of
the Deposit Agreement,
such
fee being in an amount
equal
to the fee for the
execution
and delivery of American
Depositary Shares
referred to
above which would have
been charged as a result
of
the deposit of such
securities
for purposes of this
clause 7
treating all such
securities as
if they were Shares but
which
securities are instead
distributed by the
Depositary
to Owners, 8 in addition
to
any fee charged under
clause
6, a fee of .02 or less
per
American Depositary Share
or portion thereof for
depositary services,
which
will accrue on the last
day of
each calendar year and
which
will be payable as
provided
in clause 9 below and 9
any
other charges payable by
the
Depositary, any of the
Depositarys agents,
including
the Custodian, or the
agents
of the Depositarys agents
in
connection with the
servicing
of Shares or other
Deposited
Securities which charge
shall
be assessed against
Owners
as of the date or dates
set by
the Depositary in
accordance
with Section 4.06 of the
Deposit Agreement and
shall
be payable at the sole
discretion of the
Depositary
by billing such Owners
for
such charge or by
deducting
such charge from one or
more cash dividends or
other
cash distributions.

            The
Depositary, subject to
Article
8 hereof, may own and
deal
in any class of
securities of
the Company and its
affiliates
and in American
Depositary
Shares.

            8.
PRERELEASE OF
RECEIPTS.
            Notwithstandi
ng Section 2.03 of the
Deposit Agreement, the
Depositary may deliver
American Depositary
Shares
prior to the receipt of
Shares
pursuant to Section 2.02
of
the Deposit Agreement a
PreRelease.  The
Depositary
may, pursuant to Section
2.05
of the Deposit Agreement,
deliver Shares upon the
surrender of American
Depositary Shares that
have
been PreReleased, whether
or
not such cancellation is
prior
to the termination of
such
PreRelease or the
Depositary
knows that such American
Depositary Shares have
been
PreReleased.  The
Depositary
may receive American
Depositary Shares in lieu
of
Shares in satisfaction of
a
PreRelease.  Each
PreRelease
will be a preceded or
accompanied by a written
representation from the
person to whom American
Depositary Shares or
Shares
are to be delivered, that
such
person, or its customer,
owns
the Shares or American
Depositary Shares to be
remitted, as the case may
be,
b at all times fully
collateralized with cash
or
such other collateral as
the
Depositary deems
appropriate, c terminable
by
the Depositary on not
more
than five 5 business days
notice, and d subject to
such
further indemnities and
credit
regulations as the
Depositary
deems appropriate.  The
number of Shares
represented
by American Depositary
Shares which are
outstanding
at any time as a result
of
PreRelease will not
normally
exceed thirty percent 30
of
the Shares deposited
under
the Deposit Agreement
provided, however, that
the
Depositary reserves the
right
to change or disregard
such
limit from time to time
as it
deems appropriate.

            The
Depositary may retain for
its
own account any
compensation received by
it
in connection with the
foregoing.

            9.  TITLE TO
RECEIPTS.
            It is a
condition of this Receipt
and
every successive Owner
and
Holder of this Receipt by
accepting or holding the
same
consents and agrees that
when properly endorsed or
accompanied by proper
instruments of transfer,
shall
be transferable as
certificated
registered securities
under the
laws of New York.
American Depositary
Shares
not evidenced by Receipts
shall be transferable as
uncertificated registered
securities under the laws
of
New York.  The Company
and the Depositary,
notwithstanding any
notice to
the contrary, may treat
the
Owner of American
Depositary Shares as the
absolute owner thereof
for
the purpose of
determining
the person entitled to
distribution of dividends
or
other distributions or to
any
notice provided for in
the
Deposit Agreement and for
all other purposes, and
neither the Depositary
nor the
Company shall have any
obligation or be subject
to
any liability under the
Deposit Agreement to any
Holder of a Receipt
unless
such Holder is the Owner
thereof.

            10.
VALIDITY OF RECEIPT.
            This Receipt
shall not be entitled to
any
benefits under the
Deposit
Agreement or be valid or
obligatory for any
purpose,
unless this Receipt shall
have
been executed by the
Depositary by the manual
signature of a duly
authorized
signatory of the
Depositary
provided, however, that
such
signature may be a
facsimile
if a Registrar for the
Receipts
shall have been appointed
and such Receipts are
countersigned by the
manual
signature of a duly
authorized
officer of the Registrar.

            11.
REPORTS INSPECTION
OF TRANSFER BOOKS.
            The Company
currently furnishes the
Securities and Exchange
Commission hereinafter
called the Commission
with
certain public reports
and
documents required by
foreign law or otherwise
under Rule 12g32b under
the
Securities Exchange Act
of
1934.  Such reports will
be
available for inspection
and
copying at either the
public
reference facilities
maintained by the
Commission located at 100
F
Street, N.E., Washington,
D.C. 20549 or
electronically
at the Companys website
at
www.advfn.comadvfnircopor
ate.htm.

            The
Depositary will make
available for inspection
by
Owners at its Corporate
Trust
Office any reports,
notices
and other communications,
including any proxy
soliciting material,
received
from the Company which
are
both a received by the
Depositary as the holder
of
the Deposited Securities
and
b made generally
available to
the holders of such
Deposited
Securities by the
Company.
The Depositary will also,
upon written request by
the
Company, send to Owners
copies of such reports
when
furnished by the Company
pursuant to the Deposit
Agreement.

            The
Depositary will keep
books,
at its Corporate Trust
Office,
for the registration of
American Depositary
Shares
and transfers of American
Depositary Shares which
at
all reasonable times
shall be
open for inspection by
the
Owners, provided that
such
inspection shall not be
for the
purpose of communicating
with Owners in the
interest of
a business or object
other
than the business of the
Company or a matter
related
to the Deposit Agreement
or
the American Depositary
Shares.

            12.
DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any
cash
dividend or other cash
distribution on any
Deposited
Securities, the
Depositary
will, if at the time of
receipt
thereof any amounts
received
in a foreign currency can
in
the judgment of the
Depositary be converted
on a
reasonable basis into
United
States Dollars
transferable to
the United States, and
subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars
and
will distribute the
amount
thus received net of the
fees
and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit
Agreement to the Owners
entitled thereto
provided,
however, that in the
event
that the Company or the
Depositary is required to
withhold and does
withhold
from any cash dividend or
other cash distribution
in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners of the American
Depositary Shares
representing such
Deposited
Securities shall be
reduced
accordingly.

            Subject to
the
provisions of Section
4.11
and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or
4.04 of
the Deposit Agreement,
the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto, after
deduction or upon payment
of
any fees and expenses of
the
Depositary or any taxes
or
other governmental
charges,
in proportion to the
number of
American Depositary
Shares
representing such
Deposited
Securities held by them
respectively, in any
manner
that the Depositary may
deem
equitable and practicable
for
accomplishing such
distri-
bution provided, however,
that if in the opinion of
the
Depositary such
distribution
cannot be made
proportionately among the
Owners of Receipts
entitled
thereto, or if for any
other
reason the Depositary
deems
such distribution not to
be
feasible, the Depositary
may
adopt such method as it
may
deem equitable and
practicable for the
purpose of
effecting such
distribution,
including, but not
limited to,
the public or private
sale of
the securities or
property thus
received, or any part
thereof,
and the net proceeds of
any
such sale net of the fees
and
expenses of the
Depositary as
provided in Article 7
hereof
and Section 5.09 of the
Deposit Agreement will be
distributed by the
Depositary
to the Owners of Receipts
entitled thereto all in
the
manner and subject to the
conditions described in
Section 4.01 of the
Deposit
Agreement.  The
Depositary
may sell, by public or
private
sale, an amount of
securities
or other property it
would
otherwise distribute
under
this Article that is
sufficient
to pay its fees and
expenses
in respect of that
distribution.

            If any
distribution consists of
a
dividend in, or free
distribution of, Shares,
the
Depositary may deliver to
the
Owners entitled thereto,
an
aggregate number of
American Depositary
Shares
representing the amount
of
Shares received as such
dividend or free
distribution,
subject to the terms and
conditions of the Deposit
Agreement with respect to
the deposit of Shares and
after deduction or upon
issuance of American
Depositary Shares,
including
the withholding of any
tax or
other governmental charge
as
provided in Section 4.11
of
the Deposit Agreement and
the payment of the fees
and
expenses of the
Depositary as
provided in Article 7
hereof
and Section 5.09 of the
Deposit Agreement and the
Depositary may sell, by
public or private sale,
an
amount of Shares received
sufficient to pay its
fees and
expenses in respect of
that
distribution.  The
Depositary
may withhold any such
distribution of Receipts
if it
has not received
satisfactory
assurances from the
Company
that such distribution
does not
require registration
under the
Securities Act of 1933 or
is
exempt from registration
under the provisions of
such
Act.  In lieu of
delivering
fractional American
Depositary Shares in any
such case, the Depositary
will
sell the amount of Shares
represented by the
aggregate
of such fractions and
distribute the net
proceeds,
all in the manner and
subject
to the conditions
described in
Section 4.01of the
Deposit
Agreement.  If additional
American Depositary
Shares
are not so delivered,
each
American Depositary Share
shall thenceforth also
represent the additional
Shares distributed upon
the
Deposited Securities
represented thereby.

            In the event
that the Depositary
determines that any
distribution in property
including Shares and
rights to
subscribe therefor is
subject
to any tax or other
govern-
mental charge which the
Depositary is obligated
to
withhold, the Depositary
may
by public or private sale
dispose of all or a
portion of
such property including
Shares and rights to
subscribe
therefor in such amounts
and
in such manner as the
Depositary deems
necessary
and practicable to pay
any
such taxes or charges,
and the
Depositary shall
distribute
the net proceeds of any
such
sale after deduction of
such
taxes or charges to the
Owners of Receipts
entitled
thereto.

            13.  RIGHTS.
            In the event
that the Company shall
offer
or cause to be offered to
the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of
any
other nature, the
Depositary
shall have discretion as
to the
procedure to be followed
in
making such rights
available
to any Owners or in
disposing of such rights
on
behalf of any Owners and
making the net proceeds
available to such Owners
or,
if by the terms of such
rights
offering or for any other
reason, the Depositary
may
not either make such
rights
available to any Owners
or
dispose of such rights
and
make the net proceeds
available to such Owners,
then the Depositary shall
allow the rights to
lapse.  If at
the time of the offering
of
any rights the Depositary
determines in its
discretion
that it is lawful and
feasible
to make such rights
available
to all or certain Owners
but
not to other Owners, the
Depositary may distribute
to
any Owner to whom it
determines the
distribution to
be lawful and feasible,
in
proportion to the number
of
American Depositary
Shares
held by such Owner,
warrants
or other instruments
therefor
in such form as it deems
appropriate.

            In
circumstances in which
rights
would otherwise not be
distributed, if an Owner
requests the distribution
of
warrants or other
instruments
in order to exercise the
rights
allocable to the American
Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary
will make such rights
available to such Owner
upon
written notice from the
Company to the Depositary
that a the Company has
elected in its sole
discretion
to permit such rights to
be
exercised and b such
Owner
has executed such
documents
as the Company has
determined in its sole
discretion are reasonably
required under applicable
law.

            If the
Depositary has
distributed
warrants or other
instruments
for rights to all or
certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments
to the Depositary from
such
Owner to exercise such
rights, upon payment by
such
Owner to the Depositary
for
the account of such Owner
of
an amount equal to the
purchase price of the
Shares
to be received upon the
exercise of the rights,
and
upon payment of the fees
and
expenses of the
Depositary
and any other charges as
set
forth in such warrants or
other instruments, the
Depositary shall, on
behalf of
such Owner, exercise the
rights and purchase the
Shares, and the Company
shall cause the Shares so
purchased to be delivered
to
the Depositary on behalf
of
such Owner.  As agent for
such Owner, the
Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02
of
the Deposit Agreement,
and
shall, pursuant to
Section
2.03 of the Deposit
Agreement, deliver
American
Depositary Shares to such
Owner.  In the case of a
distribution pursuant to
the
second paragraph of this
Article 13, such Receipts
shall be legended in
accordance with
applicable
U.S. laws, and shall be
subject to the
appropriate
restrictions on sale,
deposit,
cancellation, and
transfer
under such laws.

            If the
Depositary determines in
its
discretion that it is not
lawful
and feasible to make such
rights available to all
or
certain Owners, it may
sell
the rights, warrants or
other
instruments in proportion
to
the number of American
Depositary Shares held by
the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available,
and
allocate the net proceeds
of
such sales net of the
fees and
expenses of the
Depositary as
provided in Section 5.09
of
the Deposit Agreement and
all taxes and
governmental
charges payable in
connection with such
rights
and subject to the terms
and
conditions of the Deposit
Agreement for the account
of
such Owners otherwise
entitled to such rights,
warrants or other
instruments,
upon an averaged or other
practical basis without
regard
to any distinctions among
such Owners because of
exchange restrictions or
the
date of delivery of any
American Depositary
Shares
or otherwise.

            The
Depositary will not offer
rights to Owners unless
both
the rights and the
securities to
which such rights relate
are
either exempt from
registration under the
Securities Act of 1933
with
respect to a distribution
to all
Owners or are registered
under the provisions of
such
Act provided, that
nothing in
the Deposit Agreement
shall
create any obligation on
the
part of the Company to
file a
registration statement
under
the Securities Act of
1933
with respect to such
rights or
underlying securities or
to
endeavor to have such a
registration statement
declared effective.  If
an
Owner requests the
distribution of warrants
or
other instruments,
notwithstanding that
there
has been no such
registration
under the Securities Act
of
1933, the Depositary
shall
not effect such
distribution
unless it has received an
opinion from recognized
counsel in the United
States
for the Company upon
which
the Depositary may rely
that
such distribution to such
Owner is exempt from such
registration.

            The
Depositary shall not be
responsible for any
failure to
determine that it may be
lawful or feasible to
make
such rights available to
Owners in general or any
Owner in particular.

            14.
CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the
Custodian
shall receive foreign
currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights,
and if at the time of the
receipt thereof the
foreign
currency so received can
in
the judgment of the
Depositary be converted
on a
reasonable basis into
Dollars
and the resulting Dollars
transferred to the United
States, the Depositary
shall
convert or cause to be
converted, by sale or in
any
other manner that it may
determine, such foreign
currency into Dollars,
and
such Dollars shall be
distributed to the Owners
entitled thereto or, if
the
Depositary shall have
distributed any warrants
or
other instruments which
entitle the holders
thereof to
such Dollars, then to the
holders of such warrants
andor instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any
distinctions
among Owners on account
of
exchange restrictions,
the
date of delivery of any
American Depositary
Shares
or otherwise and shall be
net
of any expenses of
conversion into Dollars
incurred by the
Depositary as
provided in Section 5.09
of
the Deposit Agreement.

            If such
conversion or
distribution can
be effected only with the
approval or license of
any
government or agency
thereof, the Depositary
shall
file such application for
approval or license, if
any, as
it may deem desirable.

            If at any
time
the Depositary shall
determine that in its
judgment
any foreign currency
received
by the Depositary or the
Custodian is not
convertible
on a reasonable basis
into
Dollars transferable to
the
United States, or if any
approval or license of
any
government or agency
thereof which is required
for
such conversion is denied
or
in the opinion of the
Depositary is not
obtainable,
or if any such approval
or
license is not obtained
within
a reasonable period as
determined by the
Depositary, the
Depositary
may distribute the
foreign
currency or an
appropriate
document evidencing the
right to receive such
foreign
currency received by the
Depositary to, or in its
discretion may hold such
foreign currency
uninvested
and without liability for
interest thereon for the
respective accounts of,
the
Owners entitled to
receive the
same.

            If any such
conversion of foreign
currency, in whole or in
part,
cannot be effected for
distribution to some of
the
Owners entitled thereto,
the
Depositary may in its
discretion make such
conversion and
distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of
the
foreign currency received
by
the Depositary to, or
hold
such balance uninvested
and
without liability for
interest
thereon for the
respective
accounts of, the Owners
entitled thereto.

            15.  RECORD
DATES.
            Whenever any
cash dividend or other
cash
distribution shall become
payable or any
distribution
other than cash shall be
made, or whenever rights
shall be issued with
respect to
the Deposited Securities,
or
whenever the Depositary
shall receive notice of
any
meeting of holders of
Shares
or other Deposited
Securities,
or whenever for any
reason
the Depositary causes a
change in the number of
Shares that are
represented by
each American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the
Depositary shall fix a
record
date a for the
determination
of the Owners who shall
be i
entitled to receive such
dividend, distribution or
rights or the net
proceeds of
the sale thereof, ii
entitled to
give instructions for the
exercise of voting rights
at
any such meeting or iii
responsible for any fee
or
charge assessed by the
Depositary pursuant to
the
Deposit Agreement, or b
on
or after which each
American
Depositary Share will
represent the changed
number of Shares, subject
to
the provisions of the
Deposit
Agreement.

            16.  VOTING
OF DEPOSITED
SECURITIES.
            Upon receipt
of notice of any meeting
of
holders of Shares or
other
Deposited Securities, if
requested in writing by
the
Company, the Depositary
shall, as soon as
practicable
thereafter, mail to the
Owners
of Receipts a notice, the
form
of which notice shall be
in
the sole discretion of
the
Depositary, which shall
contain a such
information as
is contained in such
notice of
meeting received by the
Depositary from the
Company, b a statement
that
the Owners as of the
close of
business on a specified
record
date will be entitled,
subject
to any applicable
provision of
English law and of the
articles of association
or
similar document of the
Company, to instruct the
Depositary as to the
exercise
of the voting rights, if
any,
pertaining to the amount
of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the
manner in
which such instructions
may
be given.  Upon the
written
request of an Owner on
such
record date, received on
or
before the date
established by
the Depositary for such
purpose, the Depositary
shall
endeavor insofar as
practicable to vote or
cause to
be voted the amount of
Shares or other Deposited
Securities represented by
such American Depositary
Shares in accordance with
the
instructions set forth in
such
request.  The Depositary
shall
not vote or attempt to
exercise the right to
vote that
attaches to the Shares or
other Deposited
Securities,
other than in accordance
with
such instructions.

            There can be
no assurance that Owners
generally or any Owner in
particular will receive
the
notice described in the
preceding paragraph
sufficiently prior to the
instruction cutoff date
to
ensure that the
Depositary
will vote the Shares or
Deposited Securities in
accordance with the
provisions set forth in
the
preceding paragraph.

            In order to
give Owners a reasonable
opportunity to instruct
the
Depositary as to the
exercise
of voting rights relating
to
Deposited Securities, if
the
Company will request the
Depositary to act under
this
Article, the Company
shall
give the Depositary
notice of
any such meeting and
details
concerning the matters to
be
voted upon not less than
30
days prior to the meeting
date.

            17.
CHANGES AFFECTING
DEPOSITED SECURITIES.
            Upon any
change in nominal value,
change in par value,
splitup,
consolidation, or any
other
reclassification of
Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company
or to which it is a
party, or
upon the redemption or
cancellation by the
Company
of the Deposited
Securities,
any securities, cash or
property which shall be
received by the
Depositary or
a Custodian in exchange
for,
in conversion of, in lieu
of or
in respect of Deposited
Securities shall be
treated as
new Deposited Securities
under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in
addition to the existing
Deposited Securities, the
right to receive the new
Deposited Securities so
received, unless
additional
Receipts are delivered
pursuant to the following
sentence.  In any such
case
the Depositary may
execute
and deliver additional
Receipts as in the case
of a
dividend in Shares, or
call for
the surrender of
outstanding
Receipts to be exchanged
for
new Receipts specifically
describing such new
Deposited Securities.

            Immediately
upon the occurrence of
any
such splitup,
consolidation or
any other
reclassification
covered by this Article
17 in
respect of Deposited
Securities, the Company
shall
notify the Depositary in
writing of such
occurrence
and may instruct the
Depositary to give notice
thereof, at the Companys
expense, to Owners in
accordance with Section
5.06
of the Deposit Agreement.

            18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the
Company
nor any of their
respective
directors, officers,
employees, agents or
affiliates shall incur
any
liability to any Owner or
Holder, i if by reason of
any
provision of any present
or
future law or regulation
of
the United States, United
Kingdom or any other
country, or of any
governmental or
regulatory
authority or stock
exchange
or automated quotation
system, or by reason of
any
provision, present or
future,
of the articles of
association
or similar document of
the
Company, or by reason of
any provision of any
securities issued or
distributed by the
Company,
or any offering or
distribution
thereof, or by reason of
any
act of God or war or
terrorism or other
circumstances beyond its
control, the Depositary
or the
Company or any of their
respective directors,
officers,
employees, agents or
affiliates shall be
prevented,
delayed or forbidden from
or
be subject to any civil
or
criminal penalty on
account
of doing or performing
any
act or thing which by the
terms of the Deposit
Agreement or the
Deposited
Securities it is provided
shall
be done or performed, ii
by
reason of any
nonperformance or delay,
caused as aforesaid, in
the
performance of any act or
thing which by the terms
of
the Deposit Agreement it
is
provided shall or may be
done or performed, iii by
reason of any exercise
of, or
failure to exercise, any
discretion provided for
in the
Deposit Agreement, iv for
the
inability of any Owner or
Holder to benefit from
any
distribution, offering,
right or
other benefit which is
made
available to holders of
Deposited Securities but
is
not, under the terms of
the
Deposit Agreement, made
available to Owners or
holders, or v for any
special,
consequential or punitive
damages for any breach of
the terms of the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01,
4.02
or 4.03 of the Deposit
Agreement, or an offering
or
distribution pursuant to
Section 4.04 of the
Deposit
Agreement, such
distribution
or offering may not be
made
available to Owners of
Receipts, and the
Depositary
may not dispose of such
distribution or offering
on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall
not
make such distribution or
offering, and shall allow
any
rights, if applicable, to
lapse.
Neither the Company nor
the
Depositary nor any of
their
respective directors,
officers,
employees, agents or
affiliates assume any
obligation or shall be
subject
to any liability under
the
Deposit Agreement to
Owners or Holders, except
that they agree to
perform
their obligations
specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
The
Depositary shall not be
subject to any liability
with
respect to the validity
or
worth of the Deposited
Securities.  Neither the
Depositary nor the
Company
nor any of their
respective
directors, officers,
employees, agents or
affiliates shall be under
any
obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of
any
Deposited Securities or
in
respect of the American
Depositary Shares, on
behalf
of any Owner or Holder or
any other person.
Neither the
Depositary nor the
Company
nor any of their
respective
directors, officers,
employees, agents or
affiliates shall be
liable for
any action or nonaction
by it
in reliance upon the
advice of
or information from legal
counsel, accountants, any
person presenting Shares
for
deposit, any Owner or
holder,
or any other person
believed
by it in good faith to be
competent to give such
advice or information.
The
Depositary shall not be
responsible for any
failure to
carry out any
instructions to
vote any of the Deposited
Securities or for the
manner
in which any such vote is
cast
or the effect of any such
vote,
provided that any such
action
or nonaction is in good
faith.
The Depositary shall not
be
liable for any acts or
omissions made by a
successor depositary
whether
in connection with a
previous
act or omission of the
Depositary or in
connection
with a matter arising
wholly
after the removal or
resignation of the
Depositary,
provided that in
connection
with the issue out of
which
such potential liability
arises,
the Depositary performed
its
obligations without
negligence or bad faith
while
it acted as Depositary.
The
Depositary shall not be
liable
for the acts or omissions
made by any securities
depository, clearing
agency
or settlement system in
the
United Kingdom in
connection with or
arising out
of bookentry settlement
of
Deposited Securities or
otherwise.  The Company
agrees to indemnify the
Depositary, its
directors,
officers, employees,
agents
and affiliates and any
Custodian against, and
hold
each of them harmless
from,
any liability or expense
including, but not
limited to
any fees and expenses
incurred in seeking,
enforcing
or collecting such
indemnity
and the reasonable fees
and
expenses of counsel which
may arise out of or in
connection with a any
registration with the
Commission of American
Depositary Shares or
Deposited Securities or
the
offer or sale thereof in
the
United States or b acts
performed or omitted,
pursuant to the
provisions of
or in connection with the
Deposit Agreement and of
the Receipts, as the same
may
be amended, modified or
supplemented from time to
time, i by either the
Depositary or a Custodian
or
their respective
directors,
officers, employees,
agents
and affiliates, except
for any
liability or expense
arising
out of the negligence or
bad
faith of either of them,
or ii
by the Company or any of
its
directors, employees,
agents
and affiliates.  No
disclaimer
of liability under the
Securities Act of 1933 is
intended by any provision
of
the Deposit Agreement.

19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
            The
Depositary may at any
time
resign as Depositary
under
the Deposit Agreement by
written notice of its
election
so to do delivered to the
Company, such resignation
to
take effect upon the
appointment of a
successor
depositary and its
acceptance
of such appointment as
provided in the Deposit
Agreement.  The
Depositary
may at any time be
removed
by the Company by 120
days
prior written notice of
such
removal, to become
effective
upon the later of i the
120th
day after delivery of the
notice to the Depositary
and
ii the appointment of a
successor depositary and
its
acceptance of such
appointment as provided
in
the Deposit Agreement.
The
Depositary in its
discretion
may appoint a substitute
or
additional custodian or
custodians.

            20.
AMENDMENT.
            The form of
the Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary without
the
consent of Owners or
holders
in any respect which they
may deem necessary or
desirable.  Any amendment
which shall impose or
increase any fees or
charges
other than taxes and
other
governmental charges,
registration fees, cable,
telex
or facsimile transmission
costs, delivery costs or
other
such expenses, or which
shall
otherwise prejudice any
substantial existing
right of
Owners, shall, however,
not
become effective as to
outstanding American
Depositary Shares until
the
expiration of thirty days
after
notice of such amendment
shall have been given to
the
Owners of outstanding
American Depositary
Shares.
Every Owner and holder of
American Depositary
Shares,
at the time any amendment
so
becomes effective, shall
be
deemed, by continuing to
hold such American
Depositary Shares or any
interest therein, to
consent
and agree to such
amendment
and to be bound by the
Deposit Agreement as
amended thereby. In no
event
shall any amendment
impair
the right of the Owner to
surrender American
Depositary Shares and
receive therefor the
Deposited Securities
represented thereby,
except in
order to comply with
mandatory provisions of
applicable law.

            21.
	TERMINATION OF
DEPOSIT AGREEMENT.
            The Company
may terminate the Deposit
Agreement by instructing
the
Depositary to mail notice
of
termination to the Owners
of
all American Depositary
Shares then outstanding
at
least 60 days prior to
the
termination date included
in
such notice.  The
Depositary
may likewise terminate
the
Deposit Agreement, if at
any
time 30 days shall have
expired after the
Depositary
delivered to the Company
a
written resignation
notice and
if a successor depositary
shall
not have been appointed
and
accepted its appointment
as
provided in the Deposit
Agreement in such case
the
Depositary shall mail a
notice
of termination to the
Owners
of all American
Depositary
Shares then outstanding
at
least 30 days prior to
the
termination date.  On and
after the date of
termination,
the Owner of American
Depositary Shares will,
upon
a surrender of such
American
Depositary Shares, b
payment
of the fee of the
Depositary
for the surrender of
American
Depositary Shares
referred to
in Section 2.05, and c
payment of any applicable
taxes or governmental
charges, be entitled to
delivery, to him or upon
his
order, of the amount of
Deposited Securities
represented by those
American Depositary
Shares.
If any American
Depositary
Shares shall remain
outstanding after the
date of
termination, the
Depositary
thereafter shall
discontinue
the registration of
transfers of
American Depositary
Shares,
shall suspend the
distribution
of dividends to the
Owners
thereof, shall not accept
deposits of Shares, and
shall
not give any further
notices
or perform any further
acts
under the Deposit
Agreement, except that
the
Depositary shall continue
to
collect dividends and
other
distributions pertaining
to
Deposited Securities,
shall
sell rights and other
property
as provided in the
Deposit
Agreement, and shall
continue to deliver
Deposited
Securities, together with
any
dividends or other
distributions received
with
respect thereto and the
net
proceeds of the sale of
any
rights or other property,
upon
surrender of American
Depositary Shares after
deducting, in each case,
the
fee of the Depositary for
the
surrender of American
Depositary Shares, any
expenses for the account
of
the Owner of such
American
Depositary Shares in
accordance with the terms
and conditions of the
Deposit
Agreement, and any
applicable taxes or
governmental charges. At
any
time after the expiration
of
four months from the date
of
termination, the
Depositary
may sell the Deposited
Securities then held
under the
Deposit Agreement and may
thereafter hold
uninvested the
net proceeds of any such
sale,
together with any other
cash
then held by it
thereunder,
unsegregated and without
liability for interest,
for the
pro rata benefit of the
Owners of American
Depositary Shares that
have
not theretofore been
surrendered, such Owners
thereupon becoming
general
creditors of the
Depositary
with respect to such net
proceeds. After making
such
sale, the Depositary
shall be
discharged from all
obligations under the
Deposit
Agreement, except to
account
for such net proceeds and
other cash after
deducting, in
each case, the fee of the
Depositary for the
surrender
of American Depositary
Shares, any expenses for
the
account of the Owner of
such
American Depositary
Shares
in accordance with the
terms
and conditions of the
Deposit
Agreement, and any
applicable taxes or
governmental charges and
except for its
obligations to
the Company under Section
5.08 of the Deposit
Agreement.  Upon the
termination of the
Deposit
Agreement, the Company
shall be discharged from
all
obligations under the
Deposit
Agreement except for its
obligations to the
Depositary
with respect to
indemnification, charges,
and
expenses.

22.	DTC DIRECT
REGISTRATION SYSTEM
AND PROFILE
MODIFICATION SYSTEM

		a
Notwithstanding the
provisions of Section
2.04 of the Deposit
Agreement, the parties
acknowledge that the
Direct Registration
System DRS and Profile
Modification System
Profile shall apply to
uncertificated American
Depositary Shares upon
acceptance thereof to DRS
by
DTC.  DRS is the system
administered by DTC
pursuant to which the
Depositary may register
the
ownership of
uncertificated
American Depositary
Shares,
which ownership shall be
evidenced by periodic
statements issued by the
Depositary to the Owners
entitled thereto.
Profile is a
required feature of DRS
which allows a DTC
participant, claiming to
act on
behalf of an Owner of
American Depositary
Shares,
to direct the Depositary
to
register a transfer of
those
American Depositary
Shares
to DTC or its nominee and
to
deliver those American
Depositary Shares to the
DTC account of that DTC
participant without
receipt by
the Depositary of prior
authorization from the
Owner
to register such
transfer.

		b  In
connection with and in
accordance with the
arrangements and
procedures relating to
DRSProfile, the parties
understand that the
Depositary will not
verify, determine or
otherwise ascertain that
the DTC participant which
is claiming to be acting
on behalf of an Owner in
requesting a registration
of
transfer and delivery as
described in subsection a
has
the actual authority to
act on
behalf of the Owner
notwithstanding any
requirements under the
Uniform Commercial Code.
For the avoidance of
doubt,
the provisions of
Sections
5.03 and 5.08 of the
Deposit
Agreement shall apply to
the
matters arising from the
use
of the DRS.  The parties
agree that the
Depositarys
reliance on and
compliance
with instructions
received by
the Depositary through
the
DRSProfile System and in
accordance with the
Deposit
Agreement shall not
constitute negligence or
bad
faith on the part of the
Depositary.

            23.
	SUBMISSION TO
JURISDICTION JURY TRIAL
WAIVER WAIVER OF
IMMUNITIES.
            In the
Deposit
Agreement, the Company
has
i appointed Law Debenture
Corporate Services, 400
Madison Avenue, 4th
Floor,
New York, New York 10017,
in the State of New York,
as
the Companys authorized
agent upon which process
may be served in any suit
or
proceeding arising out of
or
relating to the Shares or
Deposited Securities, the
American Depositary
Shares,
the Receipts or this
Agreement, ii consented
and
submitted to the
jurisdiction
of any state or federal
court
in the State of New York
in
which any such suit or
proceeding may be
instituted,
and iii agreed that
service of
process upon said
authorized
agent shall be deemed in
every respect effective
service of process upon
the
Company in any such suit
or
proceeding.

		EACH PARTY TO
THE DEPOSIT AGREEMENT
INCLUDING, FOR AVOIDANCE
OF DOUBT, EACH OWNER AND
HOLDER HEREBY IRREVOCABLY
WAIVES, TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT
IT MAY
HAVE TO A TRIAL BY
JURY IN ANY SUIT,
ACTION OR PROCEEDING
AGAINST THE COMPANY
ANDOR THE
DEPOSITARY DIRECTLY
OR INDIRECTLY ARISING
OUT OF OR RELATING
TO THE SHARES OR
OTHER DEPOSITED
SECURITIES, THE
AMERICAN DEPOSITARY
SHARES OR THE
RECEIPTS, THE DEPOSIT
AGREEMENT OR ANY
TRANSACTION
CONTEMPLATED HEREIN
OR THEREIN, OR THE
BREACH HEREOF OR
THEREOF, INCLUDING
WITHOUT LIMITATION
ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR
TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR
ANY OTHER THEORY.

            To the extent
that the Company or any
of
its properties, assets or
revenues may have or
hereafter become entitled
to,
or have attributed to it,
any
right of immunity, on the
grounds of sovereignty or
otherwise, from any legal
action, suit or
proceeding,
from the giving of any
relief
in any respect thereof,
from
setoff or counterclaim,
from
the jurisdiction of any
court,
from service of process,
from
attachment upon or prior
to
judgment, from attachment
in
aid of execution or
judgment,
or other legal process or
proceeding for the giving
of
any relief or for the
enforcement of any
judgment, in any
jurisdiction
in which proceedings may
at
any time be commenced,
with respect to its
obligations, liabilities
or any
other matter under or
arising
out of or in connection
with
the Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, the Company,
to
the fullest extent
permitted by
law, hereby irrevocably
and
unconditionally waives,
and
agrees not to plead or
claim,
any such immunity and
consents to such relief
and
enforcement.

24.	DISCLOSURE OF
INTERESTS.
		The Company may
from time to time request
Owners to provide
information as to the
capacity in which such
Owners own or owned
American Depositary
Shares and regarding the
identity of any other
persons then or
previously interested in
such American Depositary
Shares and the
nature of such interest.
Each
Owner agrees to provide
any
information requested by
the
Company or the Depositary
pursuant to Section 3.04
of the
Deposit Agreement.  The
Depositary agrees to
comply
with reasonable written
instructions received
from the
Company requesting that
the
Depositary forward any
such
requests to the Owners
and to
forward to the Company
any
such responses to such
requests received by the
Depositary.  To the
extent that
provisions of or
governing any
Deposited Securities or
the
rules or regulations of
any
governmental authority or
securities exchange or
automated quotation
system
may require the
disclosure of
beneficial or other
ownership
of Deposited Securities,
other
Shares and other
securities to
the Company or other
persons
and may provide for
blocking
transfer and voting or
other
rights to enforce such
disclosure or limit such
ownership, the Depositary
shall use its reasonable
efforts
to comply with Companys
instructions in respect
of any
such enforcement or
limitation.




EMM-Normal